Exhibit 32.1

STELLAR RESOURCES LTD.

OFFICER’S CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar Resources Ltd. (the “Company”) on Form 10-QSB for the period ending October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Reid, Chief Executive Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  December 19, 2005                                                       /s/ Andrew Reid
                                                                                                Andrew Reid, Chief Executive Officer